UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

PROPHASE LABS, INC.

(Exact name of Company as specified in its charter)

Delaware	000-21617	23-2577138
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

711 Stewart Avenue, Suite 200 Garden City, New York	11530
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 345-0919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0005	PRPH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02 Results of Operations and Financial Condition.

On May 13, 2021, ProPhase Labs, Inc. (the “Company”) issued a press release announcing first quarter 2021 financial results and a special cash dividend to stockholders, as described in Item 7.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 7.01 of this Current Report on Form 8-K, on May 12, 2021, the board of directors (the “Board”) of the Company declared a special cash dividend of $0.30 per share on the Company’s common stock, payable on June 3, 2021 to holders of record of the Company’s common stock on May 25, 2021. On the same date, the Compensation Committee of the Board approved a proportionate adjustment to the stock option granted to Mr. Karkus on February 23, 2018 (the “CEO Option”) as required under the Company’s 2018 Stock Incentive Plan (the “2018 Plan”) as a consequence of the special cash dividend.

The 2018 Plan provides for certain proportionate adjustments to be made to stock options granted under the 2018 Plan upon the occurrence of certain events, including a special distribution (whether in the form of cash, shares, other securities, or other property). Accordingly, the Compensation Committee has adjusted the terms of the CEO Option, such that the exercise price of the CEO Option will be reduced by $0.30 from $1.50 per share to $1.20 per share, effective as of June 3, 2021, the date the special cash dividend is to be paid and subject to such dividend payment being made.

Item 7.01 Regulation FD.

As previously announced, the Company will conduct a conference call today, Thursday, May 13, 2021 at 4:30 p.m. (Eastern Time) to discuss its financial results for the first quarter ended March 31, 2021.

As described in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, on May 12, 2021 the Board declared a special cash dividend of $0.30 per share on the Company’s common stock, payable on June 3, 2021 to holders of record of the Company’s common stock on May 25, 2021.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

99.1	Press Release dated May 13, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProPhase Labs, Inc.

By:	/s/ Monica Brady
Monica Brady
Chief Financial Officer

Date: May 13, 2021